                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:    M4 ENVIRONMENTAL, LP                           CASE NO.: 97-21389-CJK
          DEBTOR                                        JUDGE:  CAROL J. KENNER


MONTHLY OPERATING REPORT FOR MONTH ENDING:                             3/31/98
                                                                       -------



COMES NOW, M4 ENVIRONMENTAL, LP , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 3/1/98 and ending 3/31/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                  X        Monthly Reporting Questionnaire (Attachment 1)
            ---------------

                  X        Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            ---------------

                  X        Summary of Accounts Receivable (Form OPR-3)
            ---------------

                  X        Schedule of Post-Petition Liabilities (Form OPR-4)
            ---------------

                  X        Income Statement (Form OPR-5)
            ---------------

                  X        Statement of Sources and Uses of Cash (Form OPR-6)
            ---------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:          4/29/98                           DEBTOR-IN-POSSESSION
            ---------------
                                                 By:              /s/ F. GORDON BITTER
                                                                  ------------------------------------------------------
                                                 Name & Title:    F. Gordon Bitter, Vice President
                                                                  M4 Environmental Management, Inc.
                                                                  as General Partner of M4 Environmental LP
                                                                  421 Currant Road
                                                                  Fall River, MA  02720
                                                                  Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:    M4 ENVIRONMENTAL, LP                           CASE NO.: 97-21389-CJK
          DEBTOR                                        JUDGE:  CAROL J. KENNER


                                                                      CHAPTER 11


NOTE TO THE MONTHLY OPERATING REPORT:


Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                FORM OPR-1



CASE NAME:   M4 ENVIRONMENTAL, LP
CASE NO.:    97-21389-CJK


                                                          MONTH ENDED: 3/31/98
                                                                       -------

                                                         FILING         MONTH          MONTH         MONTH          MONTH
                                                          DATE          ENDED          ENDED         ENDED          ENDED
                                                         12/3/97       12/31/97       1/31/98       2/28/98        3/31/98
                                                      ---------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                         53,265
Other negotiable instruments (i.e.  CD's,
          Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other                                 2,294,613      2,294,613     2,294,613      2,294,613     2,294,613
Inventory, at cost
Prepaid expenses
Deposits
Other:
          Investment in CW LLC                            1,497,718      1,497,718     1,497,718      1,497,718     1,497,718
          Long Term Notes Receivable from
               Lockheed Martin                           19,000,000     19,000,000    19,000,000     19,000,000    19,000,000



                                                      ---------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     22,845,596     22,792,331    22,792,331     22,792,331    22,792,331
                                                      ---------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                   10,653,977     10,653,977    10,653,977     10,653,977    10,653,977
Less:  Accumulated Depreciation                            (580,281)      (710,532)     (828,954)      (947,376)   (1,065,798)

                                                      ---------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                        10,073,696      9,943,445     9,825,023      9,706,601     9,588,179
                                                      ---------------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
          10% OF "TOTAL ASSETS")
          Intangible Assets                               2,414,005      2,414,005     2,414,005      2,414,005     2,414,005
          Less:  Accumulated Amortization                  (102,512)      (120,443)     (138,373)      (156,304)     (174,235)

                                                      ---------------------------------------------------------------------------
TOTAL OTHER ASSETS                                        2,311,493      2,293,562     2,275,632      2,257,701     2,239,770
                                                      ---------------------------------------------------------------------------

TOTAL ASSETS                                             35,230,785     35,029,338    34,892,986     34,756,633    34,620,280
                                                      ===========================================================================

                                                       MONTH       MONTH      MONTH
                                                       ENDED       ENDED      ENDED

                                                     ----------------------------------
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e.  CD's,
          Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
          Investment in CW LLC
          Long Term Notes Receivable from
               Lockheed Martin



                                                     ----------------------------------
TOTAL CURRENT ASSETS                                           0         0           0
                                                     ----------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                                     ----------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                              0         0           0
                                                     ----------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
          10% OF "TOTAL ASSETS")
          Intangible Assets                                    0
          Less:  Accumulated Amortization

                                                     ----------------------------------
TOTAL OTHER ASSETS                                             0         0           0
                                                     ----------------------------------

TOTAL ASSETS                                                   0         0           0
                                                     ==================================

                           COMPARATIVE BALANCE SHEETS                FORM OPR-2



CASE NAME:      M4 ENVIRONMENTAL, LP
CASE NUMBER:    97-21389-CJK


                                                          MONTH ENDED: 3/31/98


                                                                 FILING            MONTH            MONTH             MONTH
                                                                  DATE             ENDED            ENDED             ENDED
                                                                 12/3/97          12/31/97         1/31/98           2/28/98
                                                          -------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
           transfers in Post Petition Operations                                  (25,762)          63,760            63,760
Unsecured Debt-Obligations incurred in Post Petition
           Operations (See Form OPR-4)                                             34,057            8,294             8,294

                                                          -------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                       0             8,295           72,054            72,054

PRE PETITION INTERCOMPANY LIABILITIES                        35,906,310        35,906,310       35,906,310        35,906,310
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES                         40,969,552        40,907,477       40,843,718        40,843,718
                                                          -------------------------------------------------------------------------

TOTAL LIABILITIES                                            76,875,862        76,822,082       76,822,082        76,822,082

PARTNERSHIP EQUITY (DEFICIT)

Retained Earnings
           Through Filing Date                              (41,645,077)      (41,645,077)     (41,645,077)      (41,645,077)
           Post Filing Date                                                      (147,667)        (284,019)         (420,372)

                                                          -------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                         (41,645,077)     (41,792,744)     (41,929,096)      (42,065,449)
                                                          -------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    35,230,785       35,029,338       34,892,986        34,756,633
                                                          =========================================================================


                                                              MONTH            MONTH        MONTH        MONTH
                                                              ENDED            ENDED        ENDED        ENDED
                                                             3/31/98
                                                         ----------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
           transfers in Post Petition Operations                     64,065
Unsecured Debt-Obligations incurred in Post Petition
           Operations (See Form OPR-4)                                8,294

                                                         ----------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                      72,359            0            0            0

PRE PETITION INTERCOMPANY LIABILITIES                            35,906,310
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES                             40,844,824
                                                         ----------------------------------------------------------

TOTAL LIABILITIES                                                76,823,493            0            0            0

PARTNERSHIP EQUITY (DEFICIT)

Retained Earnings
           Through Filing Date                                  (41,645,077)
           Post Filing Date                                        (558,136)

                                                         ----------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                            (42,203,213)           0            0            0
                                                         ----------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       34,620,280            0            0            0
                                                         ==========================================================

                           SUMMARY OF ACCOUNTS RECEIVABLE             FORM OPR-3



CASE NAME:      M4 ENVIRONMENTAL, LP
CASE NUMBER:    97-21389-CJK


                                                          MONTH ENDED: 3/31/98

                                                                               0-30         31-60        61-90         OVER
                                                                 TOTAL         DAYS          DAYS         DAYS        90 DAYS
                                                              -------------------------------------------------------------------
DATE OF FILING:  12/3/97                                                 0
                 Allowance for doubtful accounts                         0
                                                              -------------------------------------------------------------------
                                                                         0             0            0            0             0
                                                              ===================================================================

MONTH:           12/31/97                                                0
                 Allowance for doubtful accounts                         0
                                                              -------------------------------------------------------------------
                                                                         0             0            0            0             0
                                                              ===================================================================

MONTH:           1/31/98                                                 0
                 Allowance for doubtful accounts                         0
                                                              -------------------------------------------------------------------
                                                                         0             0            0            0             0
                                                              ===================================================================

MONTH:           2/28/98                                                 0
                 Allowance for doubtful accounts                         0
                                                              -------------------------------------------------------------------
                                                                         0             0            0            0             0
                                                              ===================================================================

MONTH:           3/31/98                                                 0
                 Allowance for doubtful accounts                         0
                                                              -------------------------------------------------------------------
                                                                         0             0            0            0             0
                                                              ===================================================================

MONTH:                                                                   0
                 Allowance for doubtful accounts                         0
                                                              -------------------------------------------------------------------
                                                                         0             0            0            0             0
                                                              ===================================================================

MONTH:
                 Allowance for doubtful accounts
                                                              -------------------------------------------------------------------
                                                                         0             0            0            0             0
                                                              ===================================================================

                     SCHEDULE OF POST PETITION LIABILITIES            FORM OPR-4



CASE NAME:      M4 ENVIRONMENTAL, LP
CASE NUMBER:    97-21389-CJK


                                                          MONTH ENDED: 3/31/98

                                                             DATE     DATE         TOTAL       0-30    31-60      61-90       OVER
                                                           INCURRED    DUE          DUE        DAYS     DAYS       DAYS      90 DAYS
                                                           -------------------------------------------------------------------------
TAXES PAYABLE

          Federal Income Taxes                                                      NONE
          FICA-Employer's Share                                                     NONE
          FICA-Employee's Share                                                     NONE
          Unemployment Tax                                                          NONE
          State Sales & Use Tax                                                     NONE
          State __________ Tax                                                      NONE
          Personal Property Tax                                                     NONE

                                                                              ------------------------------------------------------
TOTAL TAXES PAYABLE                                                                    0          0        0          0           0
                                                                              ------------------------------------------------------

POST PETITION SECURED DEBT



ACCRUED INTEREST PAYABLE


                                                                              ------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                       0          0        0          0           0
                                                                              ------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
          Trade Accounts Payable (see attached schedules)
          Unsecured debt-Bank processed automatic funds
           transfer debit to pay bond interest on December 1
           against insufficient funds balance.
           This created an overdraft of $8,294 and an
           unsecured debt obligation to the bank.                                  8,294
          Accrued expenses-Deferred Decontamination
           & Decommissioning Expenses                                                  0

                                                                              ------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                               8,294          0        0          0           0
                                                                              ------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                8,294          0        0          0           0
                                                                              ======================================================

                                INCOME STATEMENT                      FORM OPR-5


CASE NAME:      M4 ENVIRONMENTAL, LP
CASE NUMBER:    97-21389-CJK

                                                          MONTH ENDED: 3/31/98

                                                                  PRE         POST        MONTH       MONTH        MONTH
                                                               PETITION     PETITION      ENDED       ENDED        ENDED
                                                                12/3/97     12/31/97     1/31/98     2/28/98      3/31/98
                                                              --------------------------------------------------------------
NET REVENUE (INCOME)
                                                              --------------------------------------------------------------
COST OF GOODS SOLD
        Salaries & wages
        Less: Salaries & wages
          capitalized in fixed assets
        Benefits
        Bad debt expense
        Cost of goods sold
        Decontamination & disposal
        Disposal costs-secondary wastes
        Financing costs
        Insurance
        Legal services
        Materials
        Office expense & supplies
        Other
        Outside services
        Professional services
        Rent-equipment
        Rent-office/buildings
        Supplies-processing
        Taxes                                                                                                         1,411
        Telephone
        Transportation
        Travel & entertainment
        Utilities

                                                              --------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                                0            0           0            0       1,411
                                                              --------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES                                0            0           0            0      (1,411)
                                                              --------------------------------------------------------------

INTEREST EXPENSE                                                                  (515)
DEPRECIATION AND AMORTIZATION                                                  148,182     136,352      136,353     136,353
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                              --------------------------------------------------------------

NET INCOME (LOSS)                                                       0     (147,667)   (136,352)    (136,353)   (137,764)
                                                              ==============================================================


                                                              MONTH     MONTH         MONTH          MONTH
                                                              ENDED     ENDED         ENDED          ENDED

                                                            --------------------------------------------------
NET REVENUE (INCOME)
                                                            --------------------------------------------------
COST OF GOODS SOLD
        Salaries & wages
        Less: Salaries & wages
          capitalized in fixed assets
        Benefits
        Bad debt expense
        Cost of goods sold
        Decontamination & disposal
        Disposal costs-secondary wastes
        Financing costs
        Insurance
        Legal services
        Materials
        Office expense & supplies
        Other
        Outside services
        Professional services
        Rent-equipment
        Rent-office/buildings
        Supplies-processing
        Taxes
        Telephone
        Transportation
        Travel & entertainment
        Utilities

                                                            --------------------------------------------------
TOTAL COST OF GOODS SOLD                                            0         0                  0          0
                                                            --------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES                            0         0                  0          0
                                                            --------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                            --------------------------------------------------

NET INCOME (LOSS)                                                   0         0                  0          0
                                                            ==================================================

                     STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-6



CASE NAME:   M4 ENVIRONMENTAL, LP
CASE NO.:    97-21389-CJK

                                                          MONTH ENDED: 3/31/98
                                                                       -------

                                                                                   TOTAL
                                                            PRE         POST       MONTH      MONTH     MONTH     MONTH
                                                         PETITION     PETITION     ENDED      ENDED     ENDED     ENDED
                                                         12/1-12/2   12/3-12/31   12/31/97   1/31/98   2/28/98   3/31/98
                                                        --------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                     (147,667)  (147,667) (136,352) (136,353)  (137,764)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization                                     148,182    148,182   136,352   136,353    136,353
         Decrease (Increase)-Accounts Receivable                               0          0         0         0          0
         Decrease (Increase)-Inventories                                       0          0         0         0          0
         Decrease (Increase)-Prepaid Expenses                                  0          0         0         0          0
         Decrease (Increase)-Other Assets                                      0          0         0         0          0
         Increase (Decrease)-Pre Petition Liabilities                    (62,075)   (62,075)  (63,759)        0      1,106
         Increase (Decrease)-Post Petition Liabilities                     8,295      8,295    63,759         0        305

                                                        --------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                  0      (53,265)   (53,265)        0         0          0
                                                        --------------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
         Capital Expenditures                                                  0          0         0         0          0
         Sale of Net Fixed Assets
                                                        --------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                  0            0          0         0         0          0
                                                        --------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
         Increase (Decrease)-Morgens Waterfall                                 0          0         0         0          0
         Increase (Decrease)-Shareholder Valuations

         Purchase of Treasury Stock-Preferred Shares

                                                        --------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                  0            0          0         0         0          0
                                                        --------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS              0      (53,265)   (53,265)        0         0          0

Cash and Cash Equivalents at Beginning of Period                          53,265     53,265         0         0          0
                                                        --------------------------------------------------------------------


Cash and Cash Equivalents at End of Period                        0            0          0         0         0          0
                                                        ====================================================================





                                                        MONTH      MONTH
                                                        ENDED      ENDED
                                                       ---------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization
         Decrease (Increase)-Accounts Receivable
         Decrease (Increase)-Inventories
         Decrease (Increase)-Prepaid Expenses
         Decrease (Increase)-Other Assets
         Increase (Decrease)-Pre Petition Liabilities
         Increase (Decrease)-Post Petition Liabilities

                                                       ---------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES              0           0
                                                       ---------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
         Capital Expenditures
         Sale of Net Fixed Assets
                                                       ---------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES              0           0
                                                       ---------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
         Increase (Decrease)-Morgens Waterfall
         Increase (Decrease)-Shareholder Valuations

         Purchase of Treasury Stock-Preferred Shares

                                                       ---------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES              0           0
                                                       ---------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          0           0

Cash and Cash Equivalents at Beginning of Period              0           0
                                                       ---------------------


Cash and Cash Equivalents at End of Period                    0           0
                                                       =====================

                                                                    ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:     M4 ENVIRONMENTAL, LP
CASE NUMBER:   97-21389-CJK


                                                            MONTH ENDED: 3/31/98
                                                            --------------------

                                                                          PAGE 1



1.   PAYROLL

           State the amount of all executive wages paid and taxes withheld and paid.

          NAME AND TITLE OF                                  DATE             WAGES PAID                 TAXES WITHHELD
          EXECUTIVE                                          PAID          GROSS       NET             DUE            PAID
          -------------------------------------            ------------------------------------------------------------------
          NONE


                                                                        -----------------------------------------------------

          TOTAL EXECUTIVE PAYROLL                                                 0          0          0                  0
                                                                        =====================================================





2.  INSURANCE
          Is Workers' Compensation and other insurance in effect?                                                  Yes
                                                                                                                -----------
          Are payments current?                                                                                    Yes
                                                                                                                -----------
          If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                      DATE
                                                COVERAGE       POLICY    EXPIRATION  PREMIUM        COVERAGE
TYPE                       CARRIER NAME          AMOUNT        NUMBER       DATE      AMOUNT       PAID THRU
-------------------------------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                                                    ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE
                                                                          PAGE 2
CASE NAME:     M4 ENVIRONMENTAL, LP
CASE NUMBER:   97-21389-CJK


3.  BANK ACCOUNTS
                                                   M4 LP
                                                   OPERATING                   TOTAL
                                                  -----------           -------------------


BANK NAME                                         SUNTRUST

ACCOUNT NUMBER                                    0005618983


BEGINNING BOOK BALANCE                                (8,294)                       (8,294)

PLUS:     Deposits-Collections of A/R
          Other Receipts
          Loan Advances

LESS:     Disbursements                                                                  0
          Payroll
          Returned Checks
          Loan Repayments

OTHER:    Adjustments
          Transfers In (Out)

                                                  -----------           -------------------

ENDING BOOK BALANCE                                   (8,294)                       (8,294)
                                                  ===========           ===================

4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

          Payments To/On                                                                Amount         Date      Check #
          -------------------------------------                                    ----------------------------------------

          PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.):



                                                                                         NONE


                                                                                   =================
                                                                                                  0
                                                                                   =================

          PRE-PETITION DEBTS


                                                                                         NONE


                                                                                   =================
          TOTAL PAYMENTS OF PRE-PETITION DEBTS                                                    0
                                                                                   =================